                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ David C. Farrell

                                             David C. Farrell

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Jerome T. Loeb

                                             Jerome T. Loeb

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Thomas A. Hays

                                             Thomas A. Hays

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Richard L. Battram

                                             Richard L. Battram

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Edward H. Meyer

                                             Edward H. Meyer

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Russell E. Palmer

                                             Russell E. Palmer

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Michael R. Quinlan

                                             Michael R. Quinlan

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ William P. Stiritz

                                             William P. Stiritz

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Robert D. Storey

                                             Robert D. Storey

                              POWER OF ATTORNEY


      The undersigned appoints Jerome T. Loeb, Louis J. Garr, Jr. and Richard A. Brickson, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign a registration statement on Form S-3 and to sign any and all amendments thereto or post-effective amendments thereto with respect to debt securities of The May Department Stores Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue hereof.



Date:  August 24, 1994                       /s/ Murray L. Weidenbaum

                                             Murray L. Weidenbaum